UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2023

Carvana Auto Receivables Trust 2021-N3
(Exact name of Issuing Entity as specified in its charter)
Central Index Key Number: 0001843653

Carvana Receivables Depositor LLC
(Exact name of Depositor as specified in its charter)
Central Index Key Number: 0001770373

Carvana, LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number: 0001576462

Delaware		333-239650-06		83-3243432
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)
		300 E. Rio Salado Parkway
	Tempe	Arizona	85281
		(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code: (602) 852-6604)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 6.02 Change of Servicer or Trustee.

Wells Fargo and Computershare Transaction

On March 23, 2021, Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and Wells Fargo Delaware Trust Company, N.A. (“WFDTC”, and collectively with Wells Fargo Bank, “Wells Fargo”) announced that it had entered into a definitive agreement with Computershare Trust Company, National Association (“CTCNA”), Computershare Delaware Trust Company (“CDTC”, and collectively with CTCNA, “Computershare”) and Computershare Limited (“CPU Ltd”) to sell substantially all of their Corporate Trust Services (“CTS”) business. Effective as of November 1, 2021 (the “Closing Date”), the sale closed, and virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices, transferred to Computershare. On the Closing Date, for some of the transactions in Wells Fargo’s CTS business, Wells Fargo transferred its roles and the duties, rights, and liabilities with such roles under the relevant transaction agreements (the “Roles”) to CTCNA or CDTC.

On March 23, 2021, Wells Fargo Bank, WFDTC, CTCNA, CDTC, and CPU Ltd entered into a Servicing Agreement, which was amended and restated as of October 31, 2021 (as amended, the “Servicing Agreement”) and became effective as of the Closing Date. For those transactions in Wells Fargo’s CTS business where one or more of its Roles did not transfer to CTCNA or CDTC on the Closing Date (the “Non-Transferred Role(s) Transactions”), CTCNA or CDTC performed all or virtually all of such Roles on behalf of Wells Fargo as its agent pursuant to the Servicing Agreement.

Non-Transferred Role(s) Transaction:

As of the Closing Date, the securitization transaction, Carvana Auto Receivables Trust 2021-N3 (the “Issuing Entity”), was a Non-Transferred Role(s) Transaction and CTCNA performed the roles of indenture trustee, paying agent and collateral custodian pursuant to (i) the Indenture (the “Indenture”), dated as of September 9, 2021, between the Issuing Entity, Carvana Auto Receivables Grantor Trust 2021-N3, (the “Grantor Trust”) as grantor trust, and Wells Fargo Bank, as indenture trustee (in such capacity, the “Indenture Trustee”), (ii) the Collateral Custodian Agreement (the “Custodial Agreement”), dated as of September 9, 2021, between Carvana, LLC, as administrator (the “Administrator”), the Issuing Entity, the Grantor Trust, Bridgecrest Credit Company, LLC, as servicer (the “Servicer”), the Indenture Trustee, and Wells Fargo Bank, as collateral custodian, (iii) the Servicing Agreement (the “Carvana Servicing Agreement”), dated as of September 9, 2021, between the Servicer, the Issuing Entity, the Grantor Trust, the Indenture Trustee, and Vervent Inc., as backup servicer and (iv) the Administration Agreement (the “Administration Agreement” and, together with the Indenture, the Custodial Agreement and the Carvana Servicing Agreement, the “Transaction Documents”), dated as of September 9, 2021, between the Issuing Entity, the Grantor Trust, the Administrator and the Indenture Trustee, as agent for Wells Fargo Bank pursuant to the Servicing Agreement, provided that pursuant to the Transaction Documents, the appointment of CTCNA as agent to Wells Fargo Bank did not relieve Wells Fargo Bank of responsibility for its duties and obligations under the Transaction Documents. The Issuing Entity, the Grantor Trust, the Administrator and Carvana Receivables Depositor LLC are not party to and did not participate in the negotiation of (i) the Servicing Agreement or (ii) the delegation of duties among Wells Fargo and Computershare under the Servicing Agreement.

Transfer of Indenture Trustee, Paying Agent and Collateral Custodian Roles:

As of April 3, 2023 (the “Transfer Date”), (a) Wells Fargo fully transferred, and CTCNA assumed, the duties, rights, and liabilities of the indenture trustee, the paying agent and the collateral custodian under the Transaction Documents, and (b) CTCNA is therefore no longer performing the roles of indenture trustee, paying agent and collateral custodian as agent for Wells Fargo Bank pursuant to the Servicing Agreement. As of the Transfer Date, Wells Fargo Bank is no longer responsible for the duties, rights, and liabilities of the indenture trustee, the paying agent and the collateral custodian under the Transaction Documents.

CTCNA

CTCNA is a national banking association and a wholly-owned subsidiary of CPU Ltd, an Australian financial services company with approximately $6.2 billion (USD) in assets as of December 31, 2022. CPU Ltd and its affiliates have been engaging in financial service activities, including stock transfer related services, since 1997, and corporate trust related services since 2000. CTCNA provides corporate trust, custody, securities transfer, cash management, investment management and other financial and fiduciary services, and has been engaged in providing financial services, including corporate trust services, since 2000. The transaction parties may maintain commercial relationships with CTCNA and its affiliates. CTCNA maintains corporate trust offices at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations), and its office for correspondence related to certificate transfer services is located at 1505 Energy Park Drive, St. Paul, Minnesota 55108.

As of the Transfer Date, CTCNA is the indenture trustee pursuant to the Transaction Documents. CTCNA provides trustee services for a variety of transactions and asset types, including corporate and municipal bonds, mortgage-backed and asset-backed securities, and collateralized debt obligations. As of December 31, 2022, CTCNA was acting in some cases as the named trustee or indenture trustee, and in most cases as agent for the named trustee or indenture trustee, on approximately 514 asset-backed securities transactions with an aggregate outstanding principal balance of approximately $109 billion. The indenture trustee maintains a corporate trust office for correspondence purposes at 1505 Energy Park Drive, St. Paul, Minnesota 55108, Attn: Asset-Backed Securities Department.

As a result of CTCNA not being a deposit-taking institution, any accounts that the indenture trustee is required to maintain pursuant to the Transaction Documents have been established and will be maintained with one or more institutions in a manner satisfying the requirements of the Transaction Documents, including any applicable eligibility criteria for account banks set forth in the Transaction Documents.

As of the Transfer Date, CTCNA is the paying agent pursuant to the Transaction Documents. With its acquisition of the CTS business from Wells Fargo Bank on the Closing Date, CTCNA acquired a business that has been engaged in the business of securities administration since June 30, 1995. As of December 31, 2022, CTCNA was acting in some cases as the securities administrator or paying agent, and in most cases as agent for the securities administrator or paying agent, for approximately 626 asset-backed securities transactions with an aggregate outstanding principal balance of approximately $109 billion.

As of the Transfer Date, CTCNA is the collateral custodian pursuant to the Transaction Documents. In that capacity, CTCNA is responsible to hold and maintain the asset files on behalf of the indenture trustee. CTCNA maintains each asset file using systems designed to assure loan-level file integrity and facilitate efficient inventory management. Files are segregated by transaction or investor. With its acquisition of the CTS business from Wells Fargo Bank on the Closing Date, CTCNA acquired a business that has been engaged in the mortgage document custody business for more than 25 years. As of December 31, 2022, CTCNA was acting in some cases as the custodian, and in most cases as agent for the custodian, for approximately 4.2 million asset-backed collateral files.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 7, 2023	Carvana Receivables Depositor LLC (Depositor)

		By:	/s/ Mike Mckeever
		Name:	Mike Mckeever
		Title:	President